Breithorn Long/Short Fund

Class A BRHAX

Class I BRHIX

A Series of Two Roads Shared Trust

Supplement dated April 1, 2016
to the Prospectus dated February 29, 2016, as supplemented March 7, 2016

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On March 30, 2016, the Board of Trustees of Two Roads Trust voted to abandon the plan of liquidation for the Breithorn Long/Short Fund (the “Fund”) that was scheduled to occur on or about April 8, 2016. Effective April 1, 2016, the Fund is reopened to new investment and will continue to pursue its investment objective and all other applicable operations.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) dated February 29, 2016, as supplemented March 7, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-798-3878.